UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07489

Oppenheimer International Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: 8/31/2016

Item 1.  Schedule of Investments.

STATEMENT OF INVESTMENTS August 31, 2016 Unaudited

	Shares	Value

Common Stocks—97.8%

Consumer Discretionary—21.7%

Auto Components—2.9%
Continental AG	1,640,048	$343,770,164

Valeo SA	6,255,693	324,402,307

		668,172,471

Automobiles—2.0%
Bayerische Motoren Werke AG	1,654,331	143,943,320

Hero MotoCorp Ltd.	6,037,312	319,069,607

		463,012,927

Diversified Consumer Services—0.7%
Dignity plc[1]	4,756,330	168,028,823

Hotels, Restaurants & Leisure—3.8%
Carnival Corp.	6,372,419	304,601,628

Domino’s Pizza Group plc[1]	49,301,541	232,529,153

Whitbread plc	2,626,143	143,942,013

William Hill plc[1]	49,007,881	205,256,216

		886,329,010

Household Durables—1.3%
SEB SA	2,321,877	309,183,488

Media—3.7%
Grupo Televisa SAB, Sponsored ADR	5,905,780	161,404,967

ProSiebenSat.1 Media SE	4,889,169	210,214,541

SES SA, Cl. A, FDR	8,792,920	202,251,732

Sky plc	14,222,895	158,873,288

Technicolor SA	20,275,437	131,753,754

		864,498,282

Multiline Retail—2.8%
Dollarama, Inc.[1]	6,016,011	444,526,053

Hudson’s Bay Co.[1]	14,829,893	204,569,746

		649,095,799

Specialty Retail—0.9%
Industria de Diseno Textil SA	5,611,565	199,234,499

Textiles, Apparel & Luxury Goods—3.6%
Burberry Group plc	11,929,880	204,831,343

Cie Financiere Richemont SA	3,059,388	176,533,742

Hermes International	588,352	248,802,982

	Shares	Value

Textiles, Apparel & Luxury Goods (Continued)

LVMH Moet Hennessy Louis Vuitton SE	1,272,210	$215,674,991

		845,843,058

Consumer Staples—12.6%

Beverages—3.0%
Anheuser-Busch InBev SA/NV	900,007	111,581,841

Diageo plc	4,220,303	117,018,679

Heineken NV	3,462,830	309,814,895

Pernod Ricard SA	1,337,712	153,765,110

		692,180,525

Food & Staples Retailing—3.1%
Alimentation Couche-Tard, Inc., Cl. B	4,496,550	231,890,862

CP ALL PCL	174,044,900	312,659,497

Spar Group Ltd. (The)[1]	14,569,545	189,701,683

		734,252,042

Food Products—4.8%
Aryzta AG1,2	4,704,493	187,624,857

Barry Callebaut AG2	179,607	231,125,616

Danone SA	2,268,252	172,602,480

Saputo, Inc.	8,727,950	290,177,383

Unilever plc	4,879,500	226,468,307

		1,107,998,643

Household Products—1.1%
Reckitt Benckiser
Group plc	2,742,823	265,270,701

Tobacco—0.6%
Swedish Match AB	4,087,612	145,822,031

Energy—1.4%

Energy Equipment & Services—0.4%
Technip SA	1,603,798	94,907,050

Oil, Gas & Consumable Fuels—1.0%
Koninklijke Vopak NV	4,479,617	227,480,210

Financials—3.3%

Capital Markets—1.9%
ICAP plc[1]	38,701,288	243,769,367

Tullett Prebon plc	12,156,254	60,936,474

UBS Group AG	9,441,540	136,759,999

		441,465,840

1        OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Commercial Banks—0.5%
ICICI Bank Ltd., Sponsored ADR	15,806,350	$121,234,704

Insurance—0.9%
Prudential plc	11,133,629	200,811,780

Health Care—10.6%

Biotechnology—2.2%
CSL Ltd.	3,368,400	273,164,008

Grifols SA	12,012,415	254,840,017

		528,004,025

Health Care Equipment & Supplies—3.6%
Coloplast AS, Cl. B	2,876,507	219,072,119

Essilor International SA	1,759,878	223,446,308

Sonova Holding AG	1,485,032	205,401,157

William Demant Holding AS2	8,799,045	183,948,688

		831,868,272

Health Care Providers & Services—0.7%
Sonic Healthcare Ltd.	10,166,432	175,153,634

Life Sciences Tools & Services—1.1%
Lonza Group AG2	1,339,105	253,971,971

Pharmaceuticals—3.0%
Galenica AG	162,121	187,993,757

Novo Nordisk AS, Cl. B	5,214,910	244,803,817

Oxagen Ltd.[2,3]	214,287	2,814

Roche Holding AG	1,063,124	259,436,605

		692,236,993

Industrials—20.9%

Aerospace & Defense—2.2%
Airbus Group SE	4,359,743	254,327,076

Embraer SA	14,732,946	65,379,387

Rolls-Royce Holdings plc[2]	19,047,978	192,776,722

		512,483,185

Air Freight & Couriers—1.0%
Royal Mail plc	33,315,268	225,080,540

Commercial Services & Supplies—2.6%
Aggreko plc	7,745,705	103,838,039

Edenred	10,266,090	223,910,245

Prosegur Cia de Seguridad SA1	42,959,827	288,527,181

		616,275,465

	Shares	Value

Construction & Engineering—1.1%
Boskalis Westminster	3,615,665	$129,360,045

CIMIC Group Ltd.	6,291,298	140,103,117

		269,463,162

Electrical Equipment—3.7%
ABB Ltd.[2]	4,627,392	100,371,776

Legrand SA	3,554,270	212,966,053

Nidec Corp.	3,753,070	338,373,403

Schneider Electric SE	3,018,000	205,694,369

		857,405,601

Machinery—2.7%
Aalberts Industries NV1	8,824,559	296,175,846

Atlas Copco AB, Cl. A	9,076,973	257,187,968

Weir Group plc (The)	3,927,898	77,740,569

		631,104,383

Professional Services—2.9%
Experian plc	12,214,073	243,400,955

Intertek Group plc	5,776,780	265,429,936

SGS SA	72,614	159,465,485

		668,296,376

Trading Companies & Distributors—4.7%
Brenntag AG	5,119,634	278,710,381

Bunzl plc	10,443,557	323,501,849

Travis Perkins plc	11,342,966	248,222,972

Wolseley plc	4,121,969	237,286,719

		1,087,721,921

Information Technology—15.8%

Communications Equipment—1.5%
Nokia OYJ	43,611,666	244,935,549

Telefonaktiebolaget LM Ericsson, Cl. B	16,102,441	114,730,230

		359,665,779

Electronic Equipment, Instruments, & Components—2.8%
Hoya Corp.	5,999,410	232,730,047

Keyence Corp.	441,421	309,737,909

Spectris plc	4,478,480	113,970,661

		656,438,617

Internet Software & Services—1.5%
United Internet AG	3,654,594	150,255,301

Yahoo Japan Corp.	46,704,200	190,576,925

		340,832,226

2        OPPENHEIMER INTERNATIONAL GROWTH FUND

	Shares	Value

IT Services—1.3%
Amadeus IT Group SA, Cl. A	6,732,331	$309,826,074

Semiconductors & Semiconductor Equipment—3.9%
ARM Holdings plc	9,404,030	208,464,536

ASML Holding NV	2,170,736	231,266,365

Infineon Technologies AG	27,464,728	462,396,151

		902,127,052

Software—4.8%
AVEVA Group plc	3,036,934	76,196,244

Dassault Systemes	3,050,453	257,343,931

Gemalto NV	3,048,581	212,580,521

SAP SE	3,347,052	294,638,178

Temenos Group AG1,2	4,878,182	283,871,794

		1,124,630,668

Materials—5.7%

Chemicals—3.3%
Essentra plc[1]	20,869,374	141,403,304

Novozymes AS, Cl. B	5,303,711	230,572,172

Sika AG	52,695	251,264,554

Syngenta AG	320,191	139,489,456

		762,729,486

Construction Materials—1.4%
James Hardie Industries plc	19,306,700	313,697,018

Containers & Packaging—1.0%
CCL Industries, Inc., Cl. B	1,275,094	243,321,849

Telecommunication Services—5.8%

Diversified Telecommunication Services—4.5%
BT Group plc	40,354,712	205,301,898

Iliad SA	932,800	192,604,552

Inmarsat plc	11,088,117	112,361,296

	Shares	Value

Diversified Telecommunication Services (Continued)

Nippon Telegraph & Telephone Corp.	8,662,000	$379,359,781

Telstra Corp. Ltd.	41,188,836	162,447,024

		1,052,074,551

Wireless Telecommunication Services—1.3%
Vodafone Group plc	97,331,852	293,688,551

Total Common Stocks (Cost $19,442,642,608)		22,792,919,282

Preferred Stock—0.0%
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $843,860)	17,213,928	2,364,762

	Units

Rights, Warrants and Certificates—0.0%

MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/10/17[2] (Cost $264,716)	1,118,385	45,854

	Shares

Investment Company—2.0%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.35%[1,4,5] (Cost $456,031,925)	456,031,925	456,031,925

Total Investments, at Value (Cost $19,899,783,109)	99.8%	23,251,361,823

Net Other Assets (Liabilities)	0.2	43,267,156

Net Assets	100.0%	$23,294,628,979

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares November 30, 2015	Gross Additions	Gross Reductions	Shares August 31, 2016

Aalberts Industries NV	8,616,385	208,174	—	8,824,559

3        OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Shares November 30, 2015	Gross Additions	Gross Reductions	Shares August 31, 2016

Aryzta AG	4,440,124	264,369	—	4,704,493
Dignity plc	4,756,330	—	—	4,756,330
Dollarama, Inc.	5,918,757	97,254	—	6,016,011
Domino’s Pizza Group plc	16,433,847	32,867,694[a]	—	49,301,541
Essentra plc	20,187,506	681,868	—	20,869,374
Hudson’s Bay Co.	13,208,872	1,621,021	—	14,829,893
ICAP plc	36,699,266	2,002,022	—	38,701,288
Oppenheimer Institutional Money Market Fund, Cl. E5	373,545,693	2,143,068,260	2,060,582,028	456,031,925
Prosegur Cia de Seguridad SA	35,117,286	7,842,541	—	42,959,827
Spar Group Ltd. (The)	13,575,669	993,876	—	14,569,545
Temenos Group AG	4,878,182	—	—	4,878,182
William Hill plc	46,457,890	2,549,991	—	49,007,881

			Value	Income

Aalberts Industries NV			$296,175,846	$4,341,101[b]
Aryzta AG			187,624,857	2,903,589
Dignity plc			168,028,823	992,734
Dollarama, Inc.			444,526,053	1,120,024
Domino’s Pizza Group plc			232,529,153	2,264,876
Essentra plc			141,403,304	4,252,666[b]
Hudson’s Bay Co.			204,569,746	1,398,485
ICAP plc			243,769,367	11,242,530[b]
Oppenheimer Institutional Money Market Fund, Cl. E5			456,031,925	1,427,321
Prosegur Cia de Seguridad SA			288,527,181	2,945,515
Spar Group Ltd. (The)			189,701,683	1,992,435
Temenos Group AG			283,871,794	2,249,508
William Hill plc			205,256,216	5,842,584[b]

Total			$3,342,015,948	$42,973,368

a. All or a portion are the result of a corporate action.

b. All or a portion of the transactions were the result of non-cash dividends.

2. Non-income producing security.

3. Restricted security. The aggregate value of restricted securities at period end was $2,814, which represents 0.00% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation

Oxagen Ltd.	12/20/00	$2,210,700	$2,814	$2,207,886

4. Rate shown is the 7-day yield at period end.

5. Effective September 28, 2016, the fund will change its name to Oppenheimer Institutional Government Money Market Fund.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United Kingdom	$5,296,400,934	22.8%
France	3,423,636,427	14.7

4        OPPENHEIMER INTERNATIONAL GROWTH FUND

Geographic Holdings (Continued)	Value	Percent

Switzerland	$2,573,310,769	11.1%
Germany	1,883,928,036	8.1
Japan	1,450,778,065	6.2
Canada	1,414,485,893	6.1
Netherlands	1,406,677,882	6.1
Spain	1,052,427,771	4.5
Denmark	878,396,796	3.8
United States	760,679,407	3.3
Australia	750,867,783	3.2
Sweden	517,740,229	2.2
India	442,669,074	1.9
Ireland	313,697,018	1.3
Thailand	312,659,497	1.3
Finland	244,935,549	1.1
South Africa	189,701,683	0.8
Mexico	161,404,967	0.7
Belgium	111,581,842	0.5
Brazil	65,379,387	0.3
Hong Kong	2,814	0.0

Total	$23,251,361,823	100.0%

5        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS August 31, 2016 Unaudited

1. Organization

Oppenheimer International Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from

6        OPPENHEIMER INTERNATIONAL GROWTH FUND

3. Securities Valuation (Continued)

the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or

7        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

8        OPPENHEIMER INTERNATIONAL GROWTH FUND

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,115,102,394	$3,938,295,963	$—	$5,053,398,357
Consumer Staples	522,068,245	2,423,455,697	—	2,945,523,942
Energy	—	322,387,260	—	322,387,260
Financials	121,234,704	642,277,620	—	763,512,324
Health Care	—	2,481,232,081	2,814	2,481,234,895
Industrials	—	4,867,830,633	—	4,867,830,633
Information Technology	—	3,693,520,416	—	3,693,520,416
Materials	243,321,849	1,076,426,504	—	1,319,748,353
Telecommunication Services	—	1,345,763,102	—	1,345,763,102
Preferred Stock	2,364,762	—	—	2,364,762
Rights, Warrants and Certificates	—	45,854	—	45,854
Investment Company	456,031,925	—	—	456,031,925

Total Assets	$2,460,123,879	$20,791,235,130	$2,814	$23,251,361,823

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$(658,268,493)	$658,268,493
Consumer Staples	(251,554,084)	251,554,084
Financials	(537,756,069)	537,756,069
Industrials	(1,395,437,037)	1,395,437,037
Information Technology	(99,638,690)	99,638,690

9        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Transfers out of Level 1*	Transfers into Level 2*

Investments, at Value: (Continued)
Telecommunication Services	$(785,124,669)	$785,124,669

Total Assets	$(3,727,779,042)	$3,727,779,042

* Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and

10        OPPENHEIMER INTERNATIONAL GROWTH FUND

4. Investments and Risks (Continued)

those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended. Effective September 28, 2016, IMMF will change its name to Oppenheimer Institutional Government Money Market Fund.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

11        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$19,933,776,023
Federal tax cost of other investments	2,158,274

Total federal tax cost	$19,935,934,297

Gross unrealized appreciation	$6,042,662,126
Gross unrealized depreciation	(2,744,362,010)

Net unrealized appreciation	$3,298,300,116

12        OPPENHEIMER INTERNATIONAL GROWTH FUND

Item 2.  Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Growth Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/17/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/17/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	10/17/2016